UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

PGIM PRIVATE CREDIT FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PGIM PRIVATE CREDIT FUND
655 BROAD STREET, 6th FLOOR
NEWARK, NEW JERSEY 07102

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON
JULY 30, 2026

July 8, 2026
Dear Shareholder:
NOTICE IS HEREBY GIVEN THAT the 2026 Annual Meeting of Shareholders (the “Meeting”) of PGIM Private Credit Fund, a Delaware statutory trust (the “Fund”), will be held at 655 Broad Street, 6th Floor, Newark, New Jersey 07102, on July 30, 2026 at 11:00 a.m., Eastern Time. To register to attend the Meeting in person, you must email shareholdermeetings@computershare.com no later than 11:00 a.m., Eastern Time, on July 27, 2026, and provide your full name and address. The Meeting is being held for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated July 8, 2026:
1.   To consider and vote upon the election of the Class III Trustee to the Fund’s Board of Trustees (“Board”), to serve for a term ending at the 2029 annual meeting of the Fund’s shareholders and until her successor is duly elected and qualified;
2.   To consider and ratify the appointment of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and
3.   To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof.
The Board has fixed the close of business on June 26, 2026 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any postponements or adjournments thereof.
Andrew R. French,
Secretary
YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY CARD PROMPTLY
OR AUTHORIZE A PROXY BY TELEPHONE OR OVER THE INTERNET.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING. EVEN IF YOU EXPECT TO ATTEND THE MEETING IN PERSON, EACH SHAREHOLDER IS URGED TO COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO AUTHORIZE A PROXY BY TELEPHONE OR OVER THE INTERNET AS DESCRIBED IN THE MATERIALS PROVIDED TO YOU. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD
The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1.   INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.
2.   JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.
3.   ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:
VALID SIGNATURE
A.	1.	XYZ Corporation	John Smith, President
	2.	XYZ Corporation c/o John Smith, President	John Smith, President
B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee
	2.	Jones Family Trust	Charles Jones, Trustee
	3.	Sarah Clark, Trustee u/t/d 7/1/85	Sarah Clark, Trustee
C.	1.	Thomas Wilson, Custodian f/b/o Jessica Wilson UTMA New Jersey	Thomas Wilson, Custodian
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON JULY 30, 2026.
The Proxy Statement is available at https://www.proxy-direct.com/pgi-35238

PGIM PRIVATE CREDIT FUND
655 BROAD STREET, 6th FLOOR
NEWARK, NEW JERSEY 07102

PROXY STATEMENT
July 8, 2026

Annual Meeting of Shareholders to Be Held on July 30, 2026
This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” and the members thereof, the “Trustees” or “Board Members”) of PGIM Private Credit Fund, a Delaware statutory trust (the “Fund”), of proxies to be exercised at the 2026 Annual Meeting of Shareholders of the Fund to be held at 655 Broad Street, 6th Floor, Newark, New Jersey 07102, on July 30, 2026 at 11:00 a.m., Eastern Time, and at any postponements or adjournments thereof (the “Meeting”). The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Shareholders (the “Notice”). The Board knows of no business other than the election of the Class III Board Member that will be presented for consideration at the Meeting and the ratification of the appointment of the independent registered public accounting firm of the Fund. If any other matter is properly presented at the Meeting, the giving of a proxy will empower the persons named in the proxy to vote in their discretion on such matter.
This Proxy Statement and the accompanying materials are first being made available to shareholders on or about July 8, 2026.
The Fund is a closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
PGIM Investments LLC (“PGIM Investments” or the “Manager”) serves as the Fund’s investment manager. PGIM Investments’ principal address is 655 Broad Street, Newark, New Jersey 07102. The Manager has engaged PGIM, Inc. (“PGIM”) as subadviser to provide day-to-day management of the Fund’s portfolio, primarily through the PGIM Credit investment group (“PGIM Credit”). PGIM’s principal address is 655 Broad Street, Newark, New Jersey 07102. PGIM has engaged Deerpath Capital Management, LP (“Deerpath”, together with PGIM, the “Subadvisers”) as subadviser to manage a portion of the direct lending investments for the Fund. Deerpath’s principal address is 500 East Broward Boulevard, Fort Lauderdale, Florida 33394. PGIM Investments and PGIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”). Deerpath is an indirect, majority-owned subsidiary of Prudential. The Board, in addition to overseeing the actions of the Manager and Subadvisers, decides upon matters of general policy relating to the Fund.
To register to attend the Meeting in person, you must email shareholdermeetings@computershare.com no later than 11:00 a.m., Eastern Time, on July 27, 2026, and provide your full name and address.
Even if you plan to attend the Meeting, please sign, date and return a proxy card, or provide voting instructions by telephone or over the Internet. If you authorize a proxy by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you and which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded. If you require additional information, please call toll free at (844) 753-6354.
All properly authorized proxies received prior to or at the Meeting will be exercised at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are given, votes entitled to be cast by shareholders represented by the proxies will be cast “FOR” the election of the nominee listed in Proposal No. 1 and “FOR” the ratification of the appointment of the independent registered public accounting firm listed in Proposal No. 2 and in the discretion of the proxy holders on any other matter that may properly be brought before the Meeting or any postponement or adjournment thereof.
Shareholders who authorize proxies may revoke them at any time before they are exercised by filing with the Fund a written notice of revocation at or prior to the start of the Meeting, by duly authorizing a proxy bearing a later date or by attending the Meeting and voting in person. In accordance with the Fund’s Second Amended and Restated Bylaws (the “Bylaws”), a quorum is constituted by the presence in person or by proxy of the holders of record of fifty percent of the outstanding shares of the Fund’s common shares of beneficial interest (“Common Shares”) at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, a shareholder who properly authorizes a proxy but instructs the proxy holder to “abstain” or “withhold authority” will be treated as present for determining the presence of a quorum. Shareholders have no dissenters’ or appraisal rights in connection with any of the proposals described herein.
The Board has fixed the close of business on June 26, 2026 as the record date (the “Record Date”) for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any postponement or adjournment thereof. Each Common Share entitles the holder of the share as of the Record Date to cast one vote for as many individuals as there are Board Members to be elected and for whose election the share is entitled to be voted and a fractional vote with respect to fractional shares, with no cumulative voting rights. At the close of business on the Record Date, the Fund had 11,817,444.507 Common Shares outstanding and entitled to vote at the Meeting.
The Fund’s proxy statement, the proxy card, and the Fund’s Annual Report on Form 10-K are available at https://www.proxy-direct.com/pgi-35238.
The costs of preparing, assembling and mailing materials in connection with these proxies will be borne by the Fund. Proxies may also be solicited in person by officers of the Fund and by officers or employees of PGIM Investments or its affiliates, or other representatives of the Fund or by telephone, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.
Vote Required and Manner of Voting Proxies
A quorum of shareholders is required to take action at the Meeting. The presence of shareholders of record as of the Record Date holding fifty percent of the outstanding shares of the Fund, in person or by proxy, will constitute a quorum.
Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting. The inspector of elections will determine whether or not a quorum is present at the Meeting. A shareholder who properly executes a proxy but instructs the proxy holder to “abstain” or “withhold authority,” or who is present at the Meeting in person but who abstains from voting on any matter, and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter), if any, will be counted as present for purposes of determining a quorum.
If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the election of the nominee listed in Proposal No. 1 and “FOR” the ratification of the appointment of the independent registered public accounting firm of the Fund in Proposal No. 2.
Broker-dealer firms or other nominees holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. A signed voting instruction card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted will be deemed an instruction to vote such shares “FOR” the election of the nominee listed in Proposal No. 1 and “FOR” the ratification of the appointment of the independent registered public accounting firm of the Fund in Proposal No. 2.
If you hold shares of the Fund through a service agent that has entered into a service agreement with the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service agent to vote such shares “FOR” the election of the nominee listed in Proposal No. 1 and “FOR” the ratification of the appointment of the independent registered public accounting firm of the Fund in Proposal No. 2. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”
If you beneficially own shares that are held in “street name” through a broker-dealer or other nominees or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, other nominee or service agent specific instructions as to how you want your votes to be cast.
Required Vote
Proposal No. 1:   Board Members are elected by the affirmative vote of a plurality of all votes cast at a meeting of shareholders duly called and at which a quorum is present. For purposes of the election of Board Members, abstentions and broker non-votes, if any, will be counted as represented at the Meeting but will not be considered votes cast. As such, abstentions and broker non-votes will have no effect on the outcome of Proposal No. 1.
Proposal No. 2:   A majority of the votes cast at a meeting of shareholders duly called and at which a quorum is present is required to ratify the appointment of the independent registered public accounting firm. For purposes of the ratification of the appointment of the independent registered public accounting firm, abstentions and broker non-votes, if any, will be counted as represented at the Meeting but will not be considered votes cast. As such, abstentions and broker non-votes will have no effect on the outcome of Proposal No. 2.
In the event that a quorum is not present, or if proxies for sufficient votes to elect one or more of the nominees for election as Board Members listed in Proposal No. 1 or for the ratification of the appointment of the independent registered public accounting firm in Proposal No. 2 are not received by the time scheduled for the Meeting, pursuant to the Fund’s Bylaws, the chair of the Meeting may adjourn the Meeting to another date and time and at a place announced at the Meeting without a vote of the shareholders present at the Meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
MEETING TO BE HELD ON JULY 30, 2026
The proxy statement and proxy card are available at https://www.proxy-direct.com/pgi-35238

PROPOSAL NO. 1:
TO ELECT THE CLASS III TRUSTEE OF THE FUND
In accordance with the Fund’s Fifth Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), the Board is divided into three classes: Class I, Class II and Class III.
The Class I Board Members were elected for a term expiring at the 2027 annual meeting of shareholders and until their successors are duly elected and qualified. The Class II Board Member was elected for a term expiring at the 2028 annual meeting of shareholders and until his successor is duly elected and qualified. The Class III Board Member was designated by the Board for a term expiring at the 2026 annual meeting of shareholders and until her successor is duly elected and qualified.
The Class III Board Member currently serving on the Board has been nominated by the Board for election at the Meeting to serve for a term expiring at the 2029 annual meeting of the Fund’s shareholders and until her successor is duly elected and qualified, or until she earlier resigns or is otherwise removed. Subject to the 1940 Act, any vacancy on the Board may be filled by a majority of the remaining Board Members, even if the remaining Board Members do not constitute a quorum, as defined in the Declaration of Trust. Any Board Member elected to fill a vacancy on the Board will serve until a successor is elected and qualified; provided, however, that any such Board Member elected by the remaining Board Members to fill a vacancy shall be proposed for election by shareholders at the next annual meeting of shareholders.
The classes of the Fund’s current Board Members and the Class III Board Member Nominee are indicated below:
Class I Board Members
Scott E. Benjamin
Morris L. McNair III.
Class II Board Member
Thomas M. Turpin
Class III Board Member Nominee
Mary Lee Schneider
The persons named as proxy holders intend to vote at the Meeting (unless directed not to so vote) “FOR” the election of the Class III Board Member Nominee listed above. The Class III Board Member Nominee is currently a Class III Board Member and has indicated that she will serve if elected. However, if the Class III Board Member Nominee should be unable to serve, proxies instructing the proxy holders to vote “FOR” the Class III Board Member Nominee will be voted “FOR” any other person who shall be nominated by the Board to fill such trusteeship.
The Board believes that each of the Trustees, including the Class III Board Member Nominee, has the experience, qualifications, attributes and skills appropriate to serve as a Trustee of the Fund. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them and to interact effectively with the various service providers to the Fund and to exercise reasonable business judgment in the performance of their duties as Trustees. Based on the Class III Board Member Nominee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of the other Trustees, the Board has concluded that the Class III Board Member Nominee should continue to serve as a Trustee.
Interested Board Member
Scott E. Benjamin.   Mr. Benjamin is an Interested Board Member (as defined below) and has been Vice President of the PGIM Real Estate Fund Inc. and PGIM Private Credit Fund since 2022 and the PGIM Credit Income Fund and PGIM Rock ETF Trust since 2023, as well as other funds in the PGIM

Investments Retail Fund Complex since 2009. Mr. Benjamin has held senior positions in PGIM Investments since 2003 and also has served as an Interested Board Member of the PGIM Investments Retail Funds since 2010.
Independent Board Members
Morris L. McNair, III.   Mr. McNair joined the Boards of the PGIM Real Estate Fund Inc. and PGIM Private Credit Fund in 2022 and PGIM Credit Income Fund and PGIM Rock ETF Trust in 2023. Mr. McNair has held senior executive positions in the financial services industry, including having served on an audit committee and has over 28 years of private credit markets and special situations investing experience.
Mary Lee Schneider.   Ms. Schneider joined the Boards of the PGIM Real Estate Fund Inc. and PGIM Private Credit Fund in 2022 and PGIM Credit Income Fund and PGIM Rock ETF Trust in 2023. Ms. Schneider has served in a variety of senior leadership positions — including CEO and CTO — in the publishing, printing and educational services industries. She also has years of experience in the non-profit sector, including serving on Penn State University’s Board of Trustees and Mercy Home for Boys & Girls’ Leader Council.
Thomas M. Turpin.   Mr. Turpin joined the Boards of the PGIM Real Estate Fund Inc. and PGIM Private Credit Fund in 2022 and PGIM Credit Income Fund and PGIM Rock ETF Trust in 2023. Mr. Turpin has worked in the asset management industry for over 30 years and served as a senior executive in an asset management firm.
The Board is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the board members of investment companies by the 1940 Act and applicable Delaware law. Information about the Board and the Fund’s officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, are referred to as “Interested Board Members.” There are no family relationships among any of the Trustees, Board Member Nominee and/or executive officers of the Fund.
Biographical Information for the Board.   Certain biographical and other information relating to the Board Members of the Fund, as of June 30, 2026, is set out below.
Independent Board Members
Name Address Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held During Past Five Years	Length of Board Service
Morris L. McNair, III 1968 Trustee Portfolios Overseen in Fund Complex: 50	Chairman of SG Credit Partners, Inc. (lower middle market lender) (August 2019 – Present); Chief Executive Officer of MidMark Financial Group, Inc. (specialty finance business) (February 2019 – Present); formerly, Founding Partner of Virgo Investment Group (middle-market opportunistic private equity fund) (2010 – 2019); formerly, Investment Professional, Silver Point Capital (2007 – 2009); formerly, Senior Managing Director at	Formerly, Director, Lease Corporation of America (2013 – 2022); formerly, Director, Stonegate Capital (Co-Chairman) (2017 – 2019); formerly, Director; AgResource Management/Agrifund (Chairman) (2016 – 2019); formerly, Director, NOW Account Network Corporation (2014 – 2019); formerly, Director, HPF Service (Chairman) (2013 – 2019); formerly, Director, Zippy Shell Incorporated (Chairman)	Since September 2022

Independent Board Members
Name Address Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held During Past Five Years	Length of Board Service
	CIT (2001 – 2007); formerly, Vice President Wachovia’s Corporate Banking Group (1993 – 2001).	(2015 – 2018); formerly, Director, Ygrene Energy Fund (2014 – 2018).
Mary Lee Schneider 1962 Trustee Portfolios Overseen in Fund Complex: 50	Formerly, President & Chief Executive Officer of SG360° (direct marketing communications) (2015 – 2018); formerly, President & Chief Executive Officer of Follett Corp. (PreK-12 Educational Technology & Services) (2012 – 2015); formerly, President, Digital Solutions & Chief Technology Officer for RR Donnelley (communications company for marketing, commercial printing and related services) (1992 – 2012); formerly, McGraw Hill’s Business Week Magazine (1987 – 1992); formerly, Time Warner (1985 – 1987).	Independent Director, Propelis (formerly, SGS & Co.) (a global brand agency) (2023 – Present); Independent Director, The Larry H. Miller Company (holding company comprised of real estate, senior healthcare, sports/ entertainment businesses and various minority/majority investments) (2015 – Present); Trustee, Penn State University’s Board of Trustees (2015 – Present); Member, Penn State Investment Council (2023 – Present); Life Director, Chicago Public Library Foundation (2014 – Present); Member, Mercy Home for Boys & Girls’ Leader Council (2014 – Present); Executive Service Corps of Chicago (2025 – Present).	Since September 2022
Thomas M. Turpin 1960 Trustee and Chairperson Portfolios Overseen in Fund Complex: 50	Formerly, Chief Operating Officer at Heitman LLC (global real estate investment firm) (2013 – 2018); formerly, Chief Operating Officer and Chief Executive Officer of Old Mutual US Asset Management (institutional and retail asset management business) (2002 – 2010); formerly, Managing Director and Head of Defined Contribution Plans, Putnam (2000 – 2001); formerly, Managing Director and Chief Administrative Officer of the Institutional, Retail and Defined Contributions Business; Putnam Investments (1993 – 1999); formerly, Trust Accountant, Financial	Formerly, Director-Old Mutual Asset Management Trust Co. (2009 – 2010); formerly, Trustee-Old Mutual Advisors Fund II (2008 – 2010); formerly, Board Member of numerous investment boutiques majority owned by Old Mutual Asset Management (2004 – 2010).	Since September 2022

Independent Board Members
Name Address Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held During Past Five Years	Length of Board Service
Analyst, Controller of Institutional group; formerly, Manager, Global Cash and Securities Processing Group The Boston Company (now part of BNY Mellon) (1982 – 1993).
Independent Board Members
Name Address Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held During Past Five Years	Length of Board Service
Interested Board Member(1)
Scott E. Benjamin 1973 Trustee & Vice President Portfolios Overseen in Fund Complex: 154	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Managing Director, Board Governance of PGIM-Global Wealth (since March 2026); formerly Senior Vice President, Global Product Management and Marketing (2006 – 2026) of PGIM Investments LLC; Vice President (since March 2022) of the PGIM Alternatives Funds and (since March 2010) of the PGIM Retail Funds; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003 – 2006).	None	Since September 2022

(1)
A Board Member is deemed to be “Interested,” as “interested person” is defined in Section 2(a)(19) of the 1940 Act, by reason of his/her affiliation with PGIM Investments and/or an affiliate of PGIM Investments.

Biographical Information for Officers of the Fund.   Biographical and other information relating to the officers of the Fund is set out below.
Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Stuart S. Parker 1962 President and Principal Executive Officer	President, Chief Executive Officer and Officer in Charge (since January 2012) of PGIM Investments LLC; President and Principal Executive Officer (since March 2022) of the PGIM Alternatives Funds and (since January 2012) of the PGIM Retail Funds; formerly Chief Operating Officer for PGIM Investments LLC (January 2012 – January 2024); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005 – December 2011); Investment Company Institute — Board of Governors (since May 2012).	Since September 2022
Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary (since August 2020) of PGIM Investments LLC; Chief Legal Officer (since January 2024) of PGIM DC Solutions LLC, (since July 2022) of the PGIM Alternatives Funds and (since August 2020) of the PGIM Retail Funds, Prudential Annuities Funds, Prudential Mutual Fund Services LLC, and PIFM Holdco, LLC; Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel (since August 2020) of AST Investment Services, Inc.; formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005 – 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999 – 2004).	Since September 2022
Patricia Flynn 1968 Chief Compliance Officer	Chief Compliance Officer (since May 2026) of the PGIM Retail Funds, Prudential Annuities Funds and PGIM Alternatives Funds, PGIM Investments, LLC and AST Investment Services, Inc; Vice President of Compliance at Prudential Financial Inc. (since March 2022); formerly Chief Compliance & Risk Officer at Intech Investments (November 2005 to March 2022) and Assistant Regional Director of Examinations, Branch Chief, and Examiner for the U.S. Securities & Exchange Commission, Miami Regional Office (October 1994 to November 2005).	Since May 2026
Andrew R. French 1962 Secretary	Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Secretary (since March 2022) of the PGIM Alternatives Funds and (since December 2018) of the PGIM Retail Funds and Prudential Annuities Funds; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC; formerly Vice President and Corporate Counsel (2010 – 2018) of Prudential; formerly Director and Corporate Counsel (2006 – 2010) of Prudential.	Since September 2022
Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary of DC Solutions (since August 2025); Vice President and Assistant Secretary (since August 2020)	Since September 2022

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
of PGIM Investments LLC; Vice President and Assistant Secretary (since June 2025) of AST Investment Services, Inc.; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds, (since March 2020) of the PGIM Retail Funds and (since March 2019) of the Prudential Annuities Funds; formerly Director and Corporate Counsel (March 2014 – September 2018) of Prudential.
Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Corporate Counsel (since March 2026) of Prudential; formerly Director and Corporate Counsel (February 2017 – March 2026) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds and (since June 2020) of the PGIM Retail Funds and Prudential Annuities Funds.	Since September 2022
Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds and (since December 2020) of the PGIM Retail Funds and (since November 2020) of the Prudential Annuities Funds; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010 – 2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015 – 2020).	Since September 2022
George Hoyt 1965 Assistant Secretary	Vice President and Corporate Counsel (since September 2023) of Prudential; Assistant Secretary (since March 2024) of the Prudential Annuities Funds, (since December 2023) of the PGIM Retail Funds, and (since September 2023) of the PGIM Alternatives Funds; formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020 – 2023) and Managing Director (2016 – 2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004 – 2020).	Since September 2023
Devan Goolsby 1991 Assistant Secretary	Vice President and Corporate Counsel (since May 2023) of Prudential; Assistant Secretary (since March 2024) of the Prudential Annuities Funds, (since December 2023) of the PGIM Retail Funds and (since September 2023) of the PGIM Alternatives Funds; formerly Associate at Eversheds Sutherland (US) LLP (2021 – 2023); Compliance Officer at Bloomberg LP (2019 – 2021); and an Examiner at the Financial Industry Regulatory Authority (2015 – 2019).	Since September 2023
Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations (since 2010) of Prudential Mutual Fund Services LLC; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds and (since March 2015) of the PGIM Retail Funds.	Since September 2022

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Christian J. Kelly 1975 Chief Financial Officer	Managing Director, Head of Registered Products Fund Operations (since March 2026); Chief Financial Officer (since March 2023) of the PGIM Retail Funds and Prudential Annuities Funds and (since July 2022) of the PGIM Alternatives Funds; formerly Vice President, Global Head of Investment Operations (2018 – 2026) of PGIM Investments LLC; formerly Treasurer and Principal Financial Officer (January 2019 – March 2023) of the PGIM Retail Funds and Prudential Annuities Funds; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Real Estate Fund Inc.	Since September 2022
Elyse M. McLaughlin 1974 Treasurer and Principal Accounting Officer	Executive Director, RIC Fund Administration (since March 2026); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Rock ETF Trust, (since March 2023) of the Prudential Annuities Funds, and (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund, (since March 2022) of the PGIM Real Estate Fund Inc., and (since October 2019) of the PGIM Retail Funds; formerly Vice President (2017 – 2026) within PGIM Investments Fund Administration.	Since September 2022
Russ Shupak 1973 Assistant Treasurer	Executive Director, RIC Fund Administration (since March 2026); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Credit Income Fund, (since March 2023) of the PGIM Retail Funds, and (since July 2022) of the PGIM Real Estate Fund Inc.; Assistant Treasurer (since September 2023) of the PGIM Rock ETF Trust, (since September 2022) of the PGIM Private Credit Fund and (since October 2019) of the Prudential Annuities Funds; formerly Vice President (2017 – 2026) within PGIM Investments Fund Administration; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Real Estate Fund Inc.	Since September 2022
Robert W. McCormack 1973 Assistant Treasurer	Senior Director, RIC Fund Administration (since March 2026); Assistant Treasurer (since March 2023) of the PGIM Retail Funds and Prudential Annuities Funds and (since March 2022) of the PGIM Alternatives Funds; formerly Vice President (2019 – 2026) within PGIM Investments Fund Administration.	Since September 2022

(a)
Excludes Mr. Benjamin, an interested Board Member who also serves as Vice President.

Explanatory Notes to Tables:
•
Unless otherwise noted, the address of all Board Members and officers is c/o PGIM Private Credit Fund, 655 Broad Street, Newark, New Jersey 07102-4410.

•
There is no set limit on the number of terms of office that Board Members or officers may serve. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•
“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC (the “Fund Complex”) and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include:

•
The “PGIM Retail Funds” (currently consisting of the PGIM Retail Mutual Funds, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund);

•
The “Prudential Annuities Funds” (currently consisting of The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust); and

•
The “PGIM Alternatives Funds” (currently consisting of PGIM Rock ETF Trust, PGIM Real Estate Fund Inc., PGIM Private Credit Fund, and PGIM Credit Income Fund).

•
As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

Compensation of Board Members and Officers.
Pursuant to the Third Amended and Restated Management Agreement between the Fund and the Manager (the “Management Agreement”), the Manager pays all compensation and expenses of officers and employees of the Fund as well as the fees and expenses of all Interested Board Members.
Each of the Board Members who does not also serve in an executive officer capacity for the Fund or the Manager is entitled to receive annual cash retainer fees, fees for participating in the in-person board and committee meetings and annual fees for serving as a Board chairperson or committee chairperson.
The following table sets forth the aggregate compensation paid by the Fund to the Independent Board Members for service on the Board for the Fund’s calendar year ended December 31, 2025, and the board of any other investment company in the Fund Complex for the calendar year ended December 31, 2025. The Interested Board Member and officers do not receive compensation from PGIM Investments-managed funds and therefore are not shown in the following table.
Compensation Received by Independent Board Members
Name	Aggregate Fiscal Year Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(1) for Most Recent Calendar Year(2)(3)
Morris L. McNair, III	$68,000	None	None	$252,000 (4/46)
Mary Lee Schneider	$68,000	None	None	$252,000 (4/46)
Thomas M. Turpin	$70,000	None	None	$260,000 (4/46)

Explanatory Notes to Board Member Compensation Table
(1)
“Fund Complex” includes the Prudential Annuities Funds, the PGIM Retail Funds, the PGIM Alternatives Funds, and any other funds that are managed by PGIM Investments.

(2)
Compensation relates to portfolios that were in existence for any period during 2025.

(3)
Number of Portfolios Overseen represents those in existence as of December 31, 2025 and excludes funds/portfolios that have merged or liquidated during the year. Additionally, the number of funds/portfolios includes those that are approved as of December 31, 2025, which however, may commence operations after that date. No compensation is paid out from such funds/portfolios.

The Fund also reimburses each of the Trustees for all reasonable and authorized business expenses in accordance with its policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

The Fund will not pay compensation to the Trustees who also serve in an executive officer capacity for the Fund, the Manager or the Subadvisers.
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth, as of June 30, 2026, information with respect to the beneficial ownership of the Common Shares by:
•
each person known to the Fund to be expected to beneficially own more than 5% of any class of the outstanding Common Shares;

•
each of the Trustees and each executive officer; and

•
all of the Trustees and executive officers as a group.

Name	Type of Ownership	Number of Shares	Percentage
Independent Board Members
Morris L. McNair, III	—	2,679.417	*
Mary Lee Schneider	—	2,721.947	*
Thomas M. Turpin	—	1,063.261	*
Interested Board Members
Scott E. Benjamin	—	—	—
Executive Officers Who Are Not Trustees
Stuart S. Parker	Direct	22,008.029	*
Claudia DiGiacomo	—	—	—
Patricia Flynn	—	—	—
Andrew R. French	—	—	—
Melissa Gonzalez	—	—	—
Patrick E. McGuinness	—	—	—
Debra Rubano	—	—	—
George Hoyt	—	—	—
Devan Goolsby	—	—	—
Kelly A. Coyne	—	—	—
Christian J. Kelly	—	—	—
Elyse M. McLaughlin	—	—	—
Robert W. McCormack	—	—	—
Russ Shupak	—	—	—
All officers and Trustees as a group (18 persons)	Direct	28,472.654	*
5% Shareholders
Pruco Life Insurance Company(1)(2)	Direct	8,118,719.821	68.262%

*
Less than 1%

(1)
Pruco Life Insurance Company directly holds an aggregate of 8,118,719.821 Class I Common Shares. Pruco Life Insurance Company owns 68.262% of the Fund. The Prudential Insurance Company of America may be deemed the beneficial owner of the Common Shares beneficially held by Pruco Life Insurance Company. Prudential may be deemed the beneficial owner of the Common Shares beneficially owned by PGIM Strategic Investments, Inc., the Prudential Insurance Company of America and Pruco Life Insurance Company.

(2)
The address of Pruco Life Insurance Company is 213 Washington Street, Newark, NJ 07102.

Dollar Range of Equity Securities Beneficially Owned by Trustees
The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each trustee as of June 30, 2026.
	Dollar Range of Equity Securities in the Fund(1)(2)	Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Registered Investment Companies(1)(2)(3)
Independent Board Members
Morris L. McNair, III	$50,001 – $100,000	Over $100,000
Mary Lee Schneider	$50,001 – $100,000	Over $100,000
Thomas M. Turpin	$10,001 – $50,000	Over $100,000
Interested Board Member
Scott E. Benjamin	None	Over $100,000

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

(2)
Dollar ranges were determined using the number of shares that are beneficially owned as of June 30, 2026.

(3)
The term “Family of Registered Investment Companies” refers to all registered investment companies advised by the Manager or an affiliate board.

Corporate Governance
Board Role in Risk Oversight.   The Board performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board and are comprised solely of the Independent Board Members, and (ii) active monitoring of the Fund’s chief compliance officer and compliance policies and procedures. Oversight of other risks is delegated to the committees.
Oversight of the Fund’s investment activities extends to oversight of the risk management processes employed by the Subadvisers as part of their day-to-day management of the Fund’s investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Subadvisers as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with the Fund’s investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
The Fund believes that the role of the Board in risk oversight is effective and appropriate given the extensive regulation to which the Fund is already subject as a BDC. As a BDC, the Fund is required to comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Fund is limited in its ability to enter into transactions with its affiliates, including investing in any portfolio company in which one of its affiliates currently has an investment.
As of December 31, 2025, none of the Independent Board Members or any member of his/her immediate family owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager or Subadvisers.
Board Leadership Structure.   The Fund’s business and affairs are managed under the direction of the Board. Among other things, the Board sets broad policies for the Fund and approves the appointment of the Fund’s investment adviser, administrator and officers. The role of the Board, and of any individual Trustee, is one of oversight and not of management of the Fund’s day-to-day affairs.
The Board believes that its leadership structure is the optimal structure for the Fund at this time. The Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Fund.
Meetings and Attendance.   The Board met 8 times during 2025 and acted on various occasions by written consent. Each of the incumbent trustees attended at least 75% of the aggregate number of Board meetings held during the period for which they were a trustee in 2025 and meetings of the committee(s) on which they served during 2025. The Fund does not have a formal policy regarding trustee attendance at an annual meeting of shareholders.
Board Committees.   The Board has established two standing committees in connection with governance of the Fund — the Audit Committee and the Nominating and Governance Committee. The Audit Committee and Nominating and Governance Committee are comprised solely of Independent Board Members. The Fund does not have a compensation committee because its executive officers do not receive any direct compensation from the Fund. Information on the membership of each standing committee and its functions is set forth below.
Audit Committee.   The Audit Committee operates pursuant to the Audit Committee Charter approved by the Board. The Audit Committee Charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in selecting, engaging and discharging the Fund’s independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Fund’s independent registered accounting firm, approving professional services provided by the Fund’s independent registered public accounting firm (including compensation therefore), reviewing the independence of the Fund’s independent registered public accounting firm and reviewing the adequacy of the Fund’s internal controls over financial reporting. The Audit Committee is presently composed of three persons, including Morris L. McNair, III, Mary Lee Schneider and Thomas M. Turpin, all of whom are considered independent for purposes of the 1940 Act. Morris L. McNair, III serves as the chair of the Audit Committee. The Board has determined that Morris L. McNair, III qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each of the members of the Audit Committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Fund or of the Manager as defined in Section 2(a)(19) of the 1940 Act.
The Audit Committee had 8 formal meetings in 2025.
The Audit Committee Charter is available on the Fund’s website at www.pgim.com/privatecredit. A copy of the Audit Committee Charter is available in print to any shareholder who requests it.
Nominating and Governance Committee.   The Nominating and Governance Committee operates pursuant to the Nominating and Governance Committee Charter approved by the Board. The Nominating and Governance Committee Charter sets forth the responsibilities of the Nominating and Governance Committee, including making nominations for the appointment or election of Independent Board Members. The Nominating and Governance Committee consists of three persons, Morris L. McNair, III, Mary Lee Schneider and Thomas M. Turpin, all of whom are considered independent for purposes of the 1940 Act. Mary Lee Schneider serves as the chair of the Nominating and Governance Committee.
The Nominating and Governance Committee will consider nominees to the Board recommended by a shareholder, if such shareholder complies with the advance notice provisions of the Bylaws. The Bylaws provide that a shareholder who wishes to nominate a person for election as a Trustee at a meeting of shareholders must deliver written notice to the Fund’s Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the Bylaws.
When considering candidates for nomination to the Board, the Nominating and Governance Committee will evaluate candidates’ qualifications for Board membership and their independence from management and the Fund’s principal service providers in terms of both the letter and the spirit of the 1940 Act and the rules, regulations and forms under the 1940 Act. Additionally, the chair of the Nominating and Governance Committee and at least one other member of the Nominating and Governance Committee will interview any candidates (independent, interested or non-management) whom the Nominating and Governance Committee anticipates recommending to the Board for service on the Board.
The Nominating and Governance Committee had 4 formal meetings in 2025.
The Nominating and Governance Committee Charter is available on the Fund’s website at www.pgim.com/privatecredit. A copy of the Nominating and Governance Committee Charter is available in print to any shareholder who requests it.
Shareholder Communications with Board Members.   Shareholders can communicate directly with Board Members by writing to the Chair of the Board, c/o PGIM Private Credit Fund, 655 Broad Street, 6th Floor, Newark, New Jersey 07102. Shareholders can communicate directly with an individual Board Member by writing to that Board Member, c/o PGIM Private Credit Fund, 655 Broad Street, 6th Floor, Newark, New Jersey 07102. Such communications to the Board or individual Board Members are not screened before being delivered to the addressee.
Transactions with Related Persons
Management Agreement; Subadvisory Agreements.   The Fund has entered into the Management Agreement pursuant to which the Manager is entitled to receive a base management fee and an incentive fee. The base management fee is payable monthly in arrears at an annual rate of 1.25% of the value of the Fund’s net assets.
The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of the Fund’s income and a portion is based on a percentage of the Fund’s capital gains.
In addition, pursuant to the Management Agreement, the Fund will reimburse the Manager for certain expenses as they occur. The Management Agreement has been approved by the Board. Unless earlier terminated, the Management Agreement remains in effect from year-to-year if approved annually by a majority of the Board, including a majority of Independent Board Members, or by the holders of a majority of the Fund’s outstanding voting securities.
The Manager will pay a portion of the management fees and incentive fees it receives from the Fund to PGIM. PGIM will pay a portion of the management fees and incentive fees it receives from the Manager to Deerpath. No advisory fees will be paid by the Fund directly to the Subadvisers.
Co-Investment Relief.   The Fund, the Manager and the Subadvisers have received exemptive relief from the U.S. Securities and Exchange Commission (“SEC”) that allows the Fund to engage in certain co-investment transactions originated by the Manager, the Subadvisers or their affiliates, subject to certain terms and conditions (the “Orders”). Pursuant to such Orders, the Fund is generally permitted to co-invest with the Manager, the Subadvisers and their affiliates if such co-investments are completed on the same terms and at the same time, as further detailed in the Orders. In addition, the Manager, the Subadvisers and their affiliates must adopt and implement policies and procedures reasonably designed to ensure that: (i) opportunities to participate in co-investment transactions are allocated in a manner that is fair and equitable to the Fund and (ii) the Manager or affiliate negotiating the co-investment transaction considers the interest in the transaction of the Fund if participating in such transactions.
Intermediary Manager Agreement.   The Fund entered into an Amended and Restated Intermediary Manager Agreement (the “Intermediary Manager Agreement”) with Prudential Investment Management Services LLC (“PIMS”), an affiliate of the Manager, who is the principal underwriter and distributor of the Fund’s Common Shares. Pursuant to the Intermediary Manager Agreement, PIMS is entitled to receive shareholder servicing and/or distribution fees with respect to the Class S and Class D Shares on an annualized basis as a percentage of the net asset value for such class, subject to the inception of each class. The principal business address of PIMS is 1 Corporate Drive, Shelton, CT 06484.

Transfer and Distribution Agent and Registrar.   Prudential Mutual Fund Services LLC (“PMFS”) serves as the transfer agent, distribution payment agent and registrar of the Fund. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. PMFS is an affiliate of the Manager. SS&C GIDS, Inc. acts as the sub-transfer agent and provides certain transfer agent, distribution payment agent and shareholder services to the Fund.
Custodian and Administrator.   State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, serves as the Fund’s custodian and administrator.
Expense Limitation and Reimbursement Agreement.   Pursuant to an expense limitation and reimbursement agreement, the Manager has contractually agreed to waive its fees and/or reimburse expenses of the Fund through May 5, 2029 (the “ELRA Period”) so that the Fund’s Specified Expenses (as defined below) will not exceed 0.50% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Manager waived or reimbursed such fees or expenses. This arrangement cannot be terminated without the consent of the Board prior to the end of the ELRA Period. “Specified Expenses” includes all expenses incurred in the business of the Fund, including organizational and offering costs (excluding the organizational and offering expenses relating to the initial sale of Class S, Class D and Class I Common Shares (the “Initial Organization and Offering Costs”)), with the following exceptions: (i) the Management Fee, (ii) the Incentive Fee, (iii) the shareholder servicing and/or distribution fee, (iv) brokerage costs or other investment-related out-of-pocket expenses, (v) dividend/interest payments (including any dividend payments, interest expenses (excluding promissory note interest expenses), commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Manager).
Statement of Policy Regarding Transactions with Related Persons
The Board will conduct quarterly reviews of any potential related party transactions brought to its attention and, during these reviews, it will consider any conflicts of interest brought to its attention pursuant to the Fund’s compliance policies and procedures. Each of the Trustees and executive officers is subject to the Fund’s Code of Ethics, which places restrictions on related party transactions, and is instructed and periodically reminded to inform the Fund’s Chief Compliance Officer or his or her designee of any potential related party transactions. In addition, each such Trustee and executive officer completes a questionnaire on an annual basis designed to elicit information about any potential related party transactions.
Code of Ethics
The Fund has adopted a Code of Ethics which applies to the principal executive officer, principal financial officer and principal accounting officer. The Fund intends to disclose any amendment to or waiver of the Code of Ethics on behalf of an executive officer or either on the Fund’s website or in an 8-K filing. Additionally, the Fund and the Manager have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions, which are filed as exhibits to the Fund’s Registration Statement on Form N-2 and available on the EDGAR Database at http://www.sec.gov.
Insider Trading Policies and Procedures
The Fund’s Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the Code of Ethics (officers, trustees, and employees of the Fund and the Manager) are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the Code of Ethic’s requirements. Covered persons, other than Independent Board Members, are prohibited from using shorting, options or hedging or derivatives on the Fund’s securities. Additionally, all purchases and sales of the Fund’s securities by trustees, officers and employees of the Fund and its affiliates must receive pre-clearance from the Fund’s Chief Compliance Officer. The securities trading policy as contained within the Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, is filed as Exhibit 19.1 to the Fund’s Annual Report on Form 10-K, and the foregoing description is qualified by reference to such exhibit.
Hedging Transactions
The Fund’s Code of Ethics does not expressly prohibit Board Members or officers of the Fund from engaging in hedging transactions with respect to its securities.
Board Recommendation and Required Vote
Board Members are elected by the affirmative vote of a plurality of all votes cast at a meeting of shareholders duly called and at which a quorum is present. For purposes of the election of Board Members, abstentions and broker non-votes, if any, will be counted as represented at the Meeting but will not be considered votes cast. As such, abstentions and broker non-votes will have no effect on the outcome of Proposal No. 1.
The Board, including the Independent Board Members, unanimously recommends that shareholders of the Fund vote “FOR” the nominee for election as a Class III Board Member.

PROPOSAL NO. 2:
TO RATIFY THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
The Audit Committee of the Fund, which is comprised solely of the Independent Board Members, and the Board, has appointed PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for its 2026 fiscal year. The Board is asking shareholders to ratify that appointment. Although action by the Fund’s shareholders on this matter is not required, the Audit Committee and the Board believe the appointment of the independent registered public accounting firm may be an important matter of concern for the Fund’s shareholders and are therefore submitting the appointment of PwC for ratification by shareholders. The Board considers the appointment of PwC as the Fund’s independent registered public accounting firm for fiscal year 2026 to be advisable and in the best interests of the Fund and recommends a vote FOR ratification of PwC. A representative of PwC will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement, if the representative desires.
Board Recommendation and Required Vote
A majority of the votes cast at a meeting of shareholders duly called and at which a quorum is present is required to ratify the appointment of the independent registered public accounting firm. For purposes of the ratification of the appointment of the independent registered public accounting firm, abstentions and broker non-votes, if any, will be counted as represented at the Meeting but will not be considered votes cast. As such, abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal No. 2.
If the appointment of PwC is not ratified, the Audit Committee may, in its discretion, reconsider its appointment of PwC. Even if the appointment of PwC is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Fund.
The Board, including the Independent Board Members, unanimously recommends that shareholders of the Fund vote “FOR” the ratification of the appointment of the independent registered public accounting firm.
Report of the Audit Committee
At a meeting held on March 16, 2026, the Audit Committee reviewed and discussed the Fund’s audited financial statements for the fiscal year ended December 31, 2025 with management of the Fund and the Fund’s independent registered public accounting firm and discussed the audit of such financial statements with the independent registered public accounting firm.
The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) and discussed with the independent registered public accounting firm its independence.
The members of the Audit Committee are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence or internal controls notwithstanding the fact that one or more members may be designated an “audit committee financial expert.” Moreover, the Audit Committee relies on, and makes no independent verification of, the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate financial reporting principles and policies, or internal controls, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the Fund’s independent registered public accounting firm is in fact “independent.”
Based on the Audit Committee’s review and discussions referred to above, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those limitations discussed above, the Audit Committee recommended to the Board that the Fund’s audited financial statements for the year ended December 31, 2025 be included in the Fund’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.
Submitted by the Audit Committee of the Board
Morris L. McNair, III (Chair)
Mary Lee Schneider
Thomas M. Turpin
March 16, 2026
Disclosure of Fees Paid to Independent Registered Public Accounting Firm
PwC, 300 Madison Avenue, New York, NY 10017 has been appointed to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending December 31, 2026.
A representative of PwC will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement, if the representative desires.
Set forth in the table below are audit fees and non-audit related fees billed to the Fund by the Fund’s independent registered public accounting firm for professional services for the last two fiscal years.
Period	Audit Fees	Audit-Related Fees*	Tax Fees**	All Other Fees***
December 31, 2024	$357,000	None	None	None
December 31, 2025	$370,000	None	None	None

*
“Audit-Related Fees” are the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

**
“Tax Fees” are those fees related to the Fund’s independent registered public accounting firm’s tax consulting services, including primarily the review of the Fund’s income tax returns.

***
“All Other Fees” include the aggregate fees billed for products and services provided by the Fund’s independent registered public accounting firm, other than the reported services.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm, and all non-audit services to be provided by the independent registered public accounting firm to the Manager and any entity controlling, controlled by or under common control with the Manager (“Affiliates”) that provides on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. Alternatively, the Audit Committee also may delegate pre-approval to one of its members subject to subsequent reporting to the Audit Committee. For the fiscal years ended December 31, 2025 and 2024, all of the audit and non-audit services described above for which the Fund’s independent registered public accounting firm billed the Fund fees were pre-approved by the Audit Committee as required.
The aggregate non-audit fees billed by the Fund’s independent registered public accounting firm for services rendered to the Fund and rendered to the Manager or its Affiliates that provide ongoing services to the Fund for the fiscal years ended December 31, 2025 and 2024 were $0.00.

SUBMISSION OF SHAREHOLDER PROPOSALS AND OTHER SHAREHOLDER COMMUNICATIONS
A shareholder proposal intended to be presented at a future meeting of shareholders of the Fund must be received at the office of the Fund (addressed c/o PGIM Investments LLC, 655 Broad Street, 6th Floor, Newark, New Jersey 07102), in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.
All proposals by shareholders of the Fund that are intended to be included in the Fund’s proxy statement for, and presented at, the 2027 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act, must be received by the Fund for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than March 10, 2027.
Shareholders who do not wish to submit a proposal for inclusion in the Fund’s proxy statement and form of proxy for the 2027 Annual Meeting of Shareholders in accordance with Rule 14a-8 under the Exchange Act may submit a proposal for consideration at the 2027 Annual Meeting of Shareholders in accordance with the Bylaws. The Bylaws require that advance notice be given to the Fund in the event a shareholder desires to nominate individuals for election to the Board or propose other business to be considered by the shareholders at an annual meeting. Notice of any such business or nomination for consideration at the 2027 Annual Meeting of Shareholders must be delivered to the Secretary of the Fund (addressed c/o PGIM Investments LLC, 655 Broad Street, 6th Floor, Newark, New Jersey 07102), comply with the information requirements of the Bylaws, and assuming that the mailing of the notice for the 2027 Annual Meeting of Shareholders is sent within 30 days of July 8, 2027 (the first anniversary of the date of the mailing of the notice for the preceding year’s annual meeting), must be delivered to the Secretary of the Fund no earlier than the 150th day, nor later than 5:00 P.M., Eastern Time on the 120th day, prior to the first anniversary of the date of the mailing of the notice for the 2026 Annual Meeting of Shareholders (July 8, 2027).
However, the Bylaws currently provide that, if the date of the mailing of the notice for the 2027 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the mailing of the notice for the 2026 Annual Meeting (sent earlier than June 8, 2027 or later than August 7, 2027), such written notice by a shareholder must be timely delivered to the Secretary of the Fund no earlier than the 150th day prior to the date of the mailing of the notice for the 2027 Annual Meeting of Shareholders and no later than 5:00 P.M., Eastern Time, on the later of the 120th day prior to the date of the mailing of the notice for the 2027 Annual Meeting of Shareholders or the tenth day following the day on which public announcement of the date of the mailing of the notice for the 2027 Annual Meeting of Shareholders is first made, accompanied by the information and certifications required by the Bylaws.
A shareholder who wishes to send any communications to the Board should also deliver such communications to the Secretary of the Fund c/o PGIM Investments LLC, 655 Broad Street, 6th Floor, Newark, New Jersey 07102.

ADDITIONAL INFORMATION
Financial Statements Available
Copies of the Fund’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available, without charge, on the SEC’s website at www.sec.gov or upon request by writing to the Fund at 655 Broad Street, Newark, New Jersey 07102 or by calling the Fund at (844) 753-6354.
Other Business
The Board does not know of any other matter that may properly be brought before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies with their discretion on such matter.
By Order of the Board,
Andrew R. French
Secretary
July 8, 2026
EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON, SHAREHOLDERS ARE REQUESTED TO INDICATE VOTING INSTRUCTIONS BY INTERNET OR TELEPHONE OR BY DATING AND SIGNING THE ENCLOSED FORM OF PROXY AND RETURNING IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT PGIM PRIVATE CREDIT FUND PO Box 219929 Kansas City, MO 64121-9929 1 VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope 2 VOTE AT THE MEETING On July 30, 2026 at 11:00 a.m. Eastern Time. To register to attend the Meeting in person, you must email shareholdermeetings@computershare.com no later than 11:00 a.m., Eastern Time, on July 27, 2026 and provide your full name and address. PROXY Please detach at perforation before mailing. PGIM PRIVATE CREDIT FUND 2026 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 30, 2026 THIS PROXY OF PGIM PRIVATE CREDIT FUND IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned shareholder of PGIM Private Credit Fund, Delaware statutory trust (the “Fund”), hereby appoints Claudia DiGiacomo, Andrew R. French, George Hoyt, Devan Goolsby, Debra Rubano and Patrick McGuinness, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2026 Annual Meeting of Shareholders of the Fund to be held at 655 Broad Street, 6th Floor, Newark, New Jersey 07102, on July 30, 2026, at 11:00 a.m., Eastern Time, and any postponement or adjournment thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the 2026 Annual Meeting of Shareholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting. To register to attend the Meeting in person, you must email shareholdermeetings@computershare.com no later than 11:00 a.m., Eastern Time, on July 27, 2026, and provide your full name and address THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE NOMINEE PRINTED ON THE REVERSE SIDE OF THIS CARD, “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM LISTED IN PROPOSAL NO. 2 AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PGI_35238_062326 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Shareholders of PGIM Private Credit Fund to Be Held on July 30, 2026. The Proxy Statement and Proxy Card for this meeting are available at: https://www.proxy-direct.com/pgi-35238 FOR AGAINST ABSTAIN Please detach at perforation before mailing. The Proxies are authorized to vote in their discretion on any other business as may properly come before the Meeting or any adjournment or postponement thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: X A Proposals The Board of Trustees recommends a vote “FOR” the following proposals. 1. Election of Trustee — Class III: FOR WITHHOLD 01. Mary Lee Schneider 2. To consider and ratify the appointment of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof. B Authorized Signatures — This section must be completed for your vote to be counted.—Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx PGI1 35238 xxxxxxxx / /